                                                                   EXHIBIT 10.39



                                OPTION AGREEMENT

         THIS AGREEMENT is entered into effective as of the 18th day of February, 1995 (the "Date of Grant")

BETWEEN:

                 GOLDEN STAR RESOURCES LTD., a corporation created by amalgamation under the laws of Canada and having its head office at One Norwest Center, #1950 - 1700 Lincoln Street, Denver, Colorado 80203, Telecopier No. (303) 830-9094

                 (hereinafter called the "Company")

OF THE FIRST PART

AND:
                 JEAN-PIERRE LEFEBVRE residing at 1835 Sommet Trinite, St-Bruno, Quebec J3V 6E4 Canada

                 (hereinafter called the "Optionee")

OF THE SECOND PART

WHEREAS:

A. The Company is the registered and beneficial owner of, among other things, certain Class B common shares (the "Class B Shares") in Guyanor Ressources S.A. ("Guyanor"), a "societe anonyme" constituted under the laws of France;

B. Guyanor is a controlled subsidiary of the Company and the Company will directly benefit from the business success of Guyanor;

C.       The Optionee is a non-employee director of the Company; and

D. In consideration of the service rendered by the Optionee and as an incentive to encourage to Optionee to serve on the Company's Board of Directors, the Company desires to grant an option to the Optionee to purchase certain Class B Shares of Guyanor from the Company.

         NOW THEREFORE in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.       Grant

         The Company hereby grants to the Optionee the option (the "Option") to purchase, effective the Date of the Grant and upon and subject to all the terms and conditions set forth herein, 30,000 Class B Shares of Guyanor which are owned by the Company (collectively, the "Optioned Shares").

2.       Exercise Price

         The exercise price for Optioned Shares shall be $2.10 (CDN) per share (the "Exercise Price").

3.       Exercise

         The Option shall vest immediately.

         If the Optionee is subject to section 16 of the United States Securities Act of 1934, as amended (the "Exchange Act"), the Optionee shall be precluded from exercising the Option unless, at the time of exercise of his Option, six months have elapsed since the date of grant of the Option.

         Except as provided in paragraph 5 hereof, the Option may only be exercised while the Optionee is at the time of such exercise a director of the Company and shall have continuously so served since the grant of the Option.

         The Optionee may exercise the Option by giving written notice to the Company and delivering to the Company a certified cheque in an amount equal to the number of Optioned Shares in respect of which the Option is being exercised multiplied by the Exercise Price. Upon compliance with the foregoing but subject to paragraph 8 hereof, the Company agrees to do all things necessary in accordance with Guyanor's share transfer procedures in order to cause the Optionee to become the beneficial owner of such number of Optioned Shares in respect of which the Option is exercised. The Optionee acknowledges that, due to French law considerations, Class B Shares of Guyanor are not represented by share certificates and the Optionee will comply with Guyanor's share registration and transfer procedures.

4.       Option Not Transferable

         The Option is not transferable or assignable except by will or by the laws of descent and distribution.

5.       Termination of Option

         The Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

         (a) at 5:00 p.m. (Denver, Colorado time) on the date which is ten years from the Date of Grant, the expiration date of the Option;

         (b) one year after the Optionee ceases to be a Director of the Company for any reason; in the event of death, the Option may be exercised within such year by the person to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution to the extent that the Optionee was entitled to exercise the Option at his death.

6.       Adjustments in Shares

         The Option confers upon the Optionee the option to purchase Class B Shares as they are constituted at the Date of Grant. If prior to the exercise of the Option Guyanor is required under French law to make adjustments in the value of its Class B Shares, the Company agrees that it will make corresponding adjustments to the number of Optioned Shares or the Exercise Price.

7.       Professional Advice

         The acceptance and exercise of the Option and the sale of the Optioned Shares issued pursuant to the exercise of the Option may have consequences under applicable tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option and the acquisition of the Optioned Shares from the Company.

8.       Regulatory Approvals

         The Option shall be subject to any necessary approval of and acceptance by any stock exchange on which the Optioned Shares are listed and any other regulatory authority having jurisdiction over the Company or Guyanor. The Optionee acknowledges that the grant of the Option by the Company to the Optionee and the transfer of the Optioned Shares by the Company to the Optionee upon any exercise of the Option are subject to applicable securities laws and regulations.

         The Optionee further acknowledges that such Option grant and any transfer of Optioned Shares are subject to appropriate exemptions from the registration and prospectus requirements of such applicable securities laws and regulations being available to the Company and no prospectus or registration statement having to be filed by the Company. To the extent Canadian securities laws are applicable, the Company agrees to apply to relevant Canadian securities regulatory authorities for any necessary order exempting the Company from applicable Canadian registration and prospectus requirements and/or to file with relevant securities regulatory authorities any necessary notices of intention to sell. The Optionee agrees to comply with any conditions of exemptions or exemption orders from applicable registration and prospectus requirements for the Option grant, any transfer of Optioned Shares from the Company to the Optionee and any resale of the Optioned Shares by the Optionee, and acknowledges and agrees to any time delays or hold periods that may be required in connection with the use of or reliance on such applicable exemptions or exemption orders.

         Where necessary to effect exemption from registration or distribution of the Optioned Shares under securities laws applicable to the securities of the Guyanor, the Optionee shall be required, upon the acquisition of any Optioned Shares pursuant to this Option to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and the Board of Directors of the Company may require the Optionee to sign an undertaking to that effect in a form acceptable to the Board of Directors. The Board of Directors may take such other action or require such other action or agreement by the Optionee as may from time to time be necessary to comply with applicable securities laws. If for any reason exemptions from or exemption orders relating to applicable registration and prospectus requirements under all relevant securities laws are not available to the Company in connection with the Option grant and any transfer of Optioned Shares, the Company will notify the Optionee as soon as it is aware of the same and the Option will be null and void and this Agreement will have no further force or effect.

9.       Notices

         Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labor dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other service as may be available to ensure prompt delivery or shall deliver such notice.

10.      Governing Law

         This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

11.      Time of the Essence

         Time shall be of the essence in the performance of obligations under this Agreement.

12.      Entire Agreement

         This Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Option.

         IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.

                                     )
GOLDEN STAR RESOURCES LTD.           )        C/S
                                     )


By:      /s/ David K. Fagin
         DAVID K. FAGIN
         Chairman & Chief Executive Officer



/S/ JEAN-PIERRE LEFEBVRE
JEAN-PIERRE LEFEBVRE

                                OPTION AGREEMENT

         THIS AGREEMENT is entered into effective as of the 18th day of February, 1995 (the "Date of Grant")

BETWEEN:

                 GOLDEN STAR RESOURCES LTD., a corporation created by amalgamation under the laws of Canada and having its head office at One Norwest Center, #1950 - 1700 Lincoln Street, Denver, Colorado 80203, Telecopier No. (303) 830-9094

                 (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:
                 DONALD F. MAZANKOWSKI residing at 5238 45B Avenue, Vegreville, Alberta T9C 1S5 Canada

                 (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is the registered and beneficial owner of, among other things, certain Class B common shares (the "Class B Shares") in Guyanor Ressources S.A. ("Guyanor"), a "societe anonyme" constituted under the laws of France;

B. Guyanor is a controlled subsidiary of the Company and the Company will directly benefit from the business success of Guyanor;

C.       The Optionee is a non-employee director of the Company; and

D. In consideration of the service rendered by the Optionee and as an incentive to encourage to Optionee to serve on the Company's Board of Directors, the Company desires to grant an option to the Optionee to purchase certain Class B Shares of Guyanor from the Company.

         NOW THEREFORE in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.       Grant

         The Company hereby grants to the Optionee the option (the "Option") to purchase, effective the Date of the Grant and upon and subject to all the terms and conditions set forth herein, 30,000 Class B Shares of Guyanor which are owned by the Company (collectively, the "Optioned Shares").

2.       Exercise Price

         The exercise price for Optioned Shares shall be $2.10 (CDN) per share (the "Exercise Price").

3.       Exercise

         The Option shall vest immediately.

         If the Optionee is subject to section 16 of the United States Securities Act of 1934, as amended (the "Exchange Act"), the Optionee shall be precluded from exercising the Option unless, at the time of exercise of his Option, six months have elapsed since the date of grant of the Option.

         Except as provided in paragraph 5 hereof, the Option may only be exercised while the Optionee is at the time of such exercise a director of the Company and shall have continuously so served since the grant of the Option.

         The Optionee may exercise the Option by giving written notice to the Company and delivering to the Company a certified cheque in an amount equal to the number of Optioned Shares in respect of which the Option is being exercised multiplied by the Exercise Price. Upon compliance with the foregoing but subject to paragraph 8 hereof, the Company agrees to do all things necessary in accordance with Guyanor's share transfer procedures in order to cause the Optionee to become the beneficial owner of such number of Optioned Shares in respect of which the Option is exercised. The Optionee acknowledges that, due to French law considerations, Class B Shares of Guyanor are not represented by share certificates and the Optionee will comply with Guyanor's share registration and transfer procedures.

4.       Option Not Transferable

         The Option is not transferable or assignable except by will or by the laws of descent and distribution.

5.       Termination of Option

         The Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

         (a) at 5:00 p.m. (Denver, Colorado time) on the date which is ten years from the Date of Grant, the expiration date of the Option;

         (b) one year after the Optionee ceases to be a Director of the Company for any reason; in the event of death, the Option may be exercised within such year by the person to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution to the extent that the Optionee was entitled to exercise the Option at his death.

6.       Adjustments in Shares

         The Option confers upon the Optionee the option to purchase Class B Shares as they are constituted at the Date of Grant. If prior to the exercise of the Option Guyanor is required under French law to make adjustments in the value of its Class B Shares, the Company agrees that it will make corresponding adjustments to the number of Optioned Shares or the Exercise Price.

7.       Professional Advice

         The acceptance and exercise of the Option and the sale of the Optioned Shares issued pursuant to the exercise of the Option may have consequences under applicable tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option and the acquisition of the Optioned Shares from the Company.

8.       Regulatory Approvals

         The Option shall be subject to any necessary approval of and acceptance by any stock exchange on which the Optioned Shares are listed and any other regulatory authority having jurisdiction over the Company or Guyanor. The Optionee acknowledges that the grant of the Option by the Company to the Optionee and the transfer of the Optioned Shares by the Company to the Optionee upon any exercise of the Option are subject to applicable securities laws and regulations.

         The Optionee further acknowledges that such Option grant and any transfer of Optioned Shares are subject to appropriate exemptions from the registration and prospectus requirements of such applicable securities laws and regulations being available to the Company and no prospectus or registration statement having to be filed by the Company. To the extent Canadian securities laws are applicable, the Company agrees to apply to relevant Canadian securities regulatory authorities for any necessary order exempting the Company from applicable Canadian registration and prospectus requirements and/or to file with relevant securities regulatory authorities any necessary notices of intention to sell. The Optionee agrees to comply with any conditions of exemptions or exemption orders from applicable registration and prospectus requirements for the Option grant, any transfer of Optioned Shares from the Company to the Optionee and any resale of the Optioned Shares by the Optionee, and acknowledges and agrees to any time delays or hold periods that may be required in connection with the use of or reliance on such applicable exemptions or exemption orders.

         Where necessary to effect exemption from registration or distribution of the Optioned Shares under securities laws applicable to the securities of the Guyanor, the Optionee shall be required, upon the acquisition of any Optioned Shares pursuant to this Option to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and the Board of Directors of the Company may require the Optionee to sign an undertaking to that effect in a form acceptable to the Board of Directors. The Board of Directors may take such other action or require such other action or agreement by the Optionee as may from time to time be necessary to comply with applicable securities laws. If for any reason exemptions from or exemption orders relating to applicable registration and prospectus requirements under all relevant securities laws are not available to the Company in connection with the Option grant and any transfer of Optioned Shares, the Company will notify the Optionee as soon as it is aware of the same and the Option will be null and void and this Agreement will have no further force or effect.

9.       Notices

         Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labor dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other service as may be available to ensure prompt delivery or shall deliver such notice.

10.      Governing Law

         This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

11.      Time of the Essence

         Time shall be of the essence in the performance of obligations under this Agreement.

12.      Entire Agreement

         This Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Option.

         IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.


                                 )
GOLDEN STAR RESOURCES LTD.       )       C/S
                                 )


By:      /s/ David K. Fagin
         DAVID K. FAGIN
         Chairman & Chief Executive Officer



/S/ DONALD F. MAZANKOWSKI
DONALD F. MAZANKOWSKI

                                OPTION AGREEMENT

         THIS AGREEMENT is entered into effective as of the 18th day of February, 1995 (the "Date of Grant")

BETWEEN:

                 GOLDEN STAR RESOURCES LTD., a corporation created by amalgamation under the laws of Canada and having its head office at One Norwest Center, #1950 - 1700 Lincoln Street, Denver, Colorado 80203, Telecopier No. (303) 830-9094

                 (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:
                 ERNEST C. MERCIER residing at 77 Strathallan Boulevard, Toronto, Ontario M5N 1S8 Canada

                 (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is the registered and beneficial owner of, among other things, certain Class B common shares (the "Class B Shares") in Guyanor Ressources S.A. ("Guyanor"), a "societe anonyme" constituted under the laws of France;

B. Guyanor is a controlled subsidiary of the Company and the Company will directly benefit from the business success of Guyanor;

C.       The Optionee is a non-employee director of the Company; and

D. In consideration of the service rendered by the Optionee and as an incentive to encourage to Optionee to serve on the Company's Board of Directors, the Company desires to grant an option to the Optionee to purchase certain Class B Shares of Guyanor from the Company.

         NOW THEREFORE in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.       Grant

         The Company hereby grants to the Optionee the option (the "Option") to purchase, effective the Date of the Grant and upon and subject to all the terms and conditions set forth herein, 30,000 Class B Shares of Guyanor which are owned by the Company (collectively, the "Optioned Shares").

2.       Exercise Price

         The exercise price for Optioned Shares shall be $2.10 (CDN) per share (the "Exercise Price").

3.       Exercise

         The Option shall vest immediately.

         If the Optionee is subject to section 16 of the United States Securities Act of 1934, as amended (the "Exchange Act"), the Optionee shall be precluded from exercising the Option unless, at the time of exercise of his Option, six months have elapsed since the date of grant of the Option.

         Except as provided in paragraph 5 hereof, the Option may only be exercised while the Optionee is at the time of such exercise a director of the Company and shall have continuously so served since the grant of the Option.

         The Optionee may exercise the Option by giving written notice to the Company and delivering to the Company a certified cheque in an amount equal to the number of Optioned Shares in respect of which the Option is being exercised multiplied by the Exercise Price. Upon compliance with the foregoing but subject to paragraph 8 hereof, the Company agrees to do all things necessary in accordance with Guyanor's share transfer procedures in order to cause the Optionee to become the beneficial owner of such number of Optioned Shares in respect of which the Option is exercised. The Optionee acknowledges that, due to French law considerations, Class B Shares of Guyanor are not represented by share certificates and the Optionee will comply with Guyanor's share registration and transfer procedures.

4.       Option Not Transferable

         The Option is not transferable or assignable except by will or by the laws of descent and distribution.

5.       Termination of Option

         The Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

         (a) at 5:00 p.m. (Denver, Colorado time) on the date which is ten years from the Date of Grant, the expiration date of the Option;

         (b) one year after the Optionee ceases to be a Director of the Company for any reason; in the event of death, the Option may be exercised within such year by the person to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution to the extent that the Optionee was entitled to exercise the Option at his death.

6.       Adjustments in Shares

         The Option confers upon the Optionee the option to purchase Class B Shares as they are constituted at the Date of Grant. If prior to the exercise of the Option Guyanor is required under French law to make adjustments in the value of its Class B Shares, the Company agrees that it will make corresponding adjustments to the number of Optioned Shares or the Exercise Price.

7.       Professional Advice

         The acceptance and exercise of the Option and the sale of the Optioned Shares issued pursuant to the exercise of the Option may have consequences under applicable tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option and the acquisition of the Optioned Shares from the Company.

8.       Regulatory Approvals

         The Option shall be subject to any necessary approval of and acceptance by any stock exchange on which the Optioned Shares are listed and any other regulatory authority having jurisdiction over the Company or Guyanor. The Optionee acknowledges that the grant of the Option by the Company to the Optionee and the transfer of the Optioned Shares by the Company to the Optionee upon any exercise of the Option are subject to applicable securities laws and regulations.

         The Optionee further acknowledges that such Option grant and any transfer of Optioned Shares are subject to appropriate exemptions from the registration and prospectus requirements of such applicable securities laws and regulations being available to the Company and no prospectus or registration statement having to be filed by the Company. To the extent Canadian securities laws are applicable, the Company agrees to apply to relevant Canadian securities regulatory authorities for any necessary order exempting the Company from applicable Canadian registration and prospectus requirements and/or to file with relevant securities regulatory authorities any necessary notices of intention to sell. The Optionee agrees to comply with any conditions of exemptions or exemption orders from applicable registration and prospectus requirements for the Option grant, any transfer of Optioned Shares from the Company to the Optionee and any resale of the Optioned Shares by the Optionee, and acknowledges and agrees to any time delays or hold periods that may be required in connection with the use of or reliance on such applicable exemptions or exemption orders.

         Where necessary to effect exemption from registration or distribution of the Optioned Shares under securities laws applicable to the securities of the Guyanor, the Optionee shall be required, upon the acquisition of any Optioned Shares pursuant to this Option to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and the Board of Directors of the Company may require the Optionee to sign an undertaking to that effect in a form acceptable to the Board of Directors. The Board of Directors may take such other action or require such other action or agreement by the Optionee as may from time to time be necessary to comply with applicable securities laws. If for any reason exemptions from or exemption orders relating to applicable registration and prospectus requirements under all relevant securities laws are not available to the Company in connection with the Option grant and any transfer of Optioned Shares, the Company will notify the Optionee as soon as it is aware of the same and the Option will be null and void and this Agreement will have no further force or effect.

9.       Notices

         Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labor dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other service as may be available to ensure prompt delivery or shall deliver such notice.

10.      Governing Law

         This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

11.      Time of the Essence

         Time shall be of the essence in the performance of obligations under this Agreement.

12.      Entire Agreement

         This Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Option.

         IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.


                                      )
GOLDEN STAR RESOURCES LTD.            )        C/S
                                      )


By:      /s/ David K. Fagin
         DAVID K. FAGIN
         Chairman & Chief Executive Officer



/s/ Ernest C. Mercier
ERNEST C. MERCIER

                                OPTION AGREEMENT

         THIS AGREEMENT is entered into effective as of the 18th day of February, 1995 (the "Date of Grant")

BETWEEN:

                 GOLDEN STAR RESOURCES LTD., a corporation created by amalgamation under the laws of Canada and having its head office at One Norwest Center, #1950 - 1700 Lincoln Street, Denver, Colorado 80203, Telecopier No. (303) 830-9094

                 (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:
                 DR. ROGER MORTON residing at 9103-118 Street, Edmonton, Alberta T6G 1T6 Canada

                 (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is the registered and beneficial owner of, among other things, certain Class B common shares (the "Class B Shares") in Guyanor Ressources S.A. ("Guyanor"), a "societe anonyme" constituted under the laws of France;

B. Guyanor is a controlled subsidiary of the Company and the Company will directly benefit from the business success of Guyanor;

C.       The Optionee is a non-employee director of the Company; and

D. In consideration of the service rendered by the Optionee and as an incentive to encourage to Optionee to serve on the Company's Board of Directors, the Company desires to grant an option to the Optionee to purchase certain Class B Shares of Guyanor from the Company.

         NOW THEREFORE in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.       Grant

         The Company hereby grants to the Optionee the option (the "Option") to purchase, effective the Date of the Grant and upon and subject to all the terms and conditions set forth herein, 30,000 Class B Shares of Guyanor which are owned by the Company (collectively, the "Optioned Shares").

2.       Exercise Price

         The exercise price for Optioned Shares shall be $2.10 (CDN) per share (the "Exercise Price").

3.       Exercise

         The Option shall vest immediately.

         If the Optionee is subject to section 16 of the United States Securities Act of 1934, as amended (the "Exchange Act"), the Optionee shall be precluded from exercising the Option unless, at the time of exercise of his Option, six months have elapsed since the date of grant of the Option.

         Except as provided in paragraph 5 hereof, the Option may only be exercised while the Optionee is at the time of such exercise a director of the Company and shall have continuously so served since the grant of the Option.

         The Optionee may exercise the Option by giving written notice to the Company and delivering to the Company a certified cheque in an amount equal to the number of Optioned Shares in respect of which the Option is being exercised multiplied by the Exercise Price. Upon compliance with the foregoing but subject to paragraph 8 hereof, the Company agrees to do all things necessary in accordance with Guyanor's share transfer procedures in order to cause the Optionee to become the beneficial owner of such number of Optioned Shares in respect of which the Option is exercised. The Optionee acknowledges that, due to French law considerations, Class B Shares of Guyanor are not represented by share certificates and the Optionee will comply with Guyanor's share registration and transfer procedures.

4.       Option Not Transferable

         The Option is not transferable or assignable except by will or by the laws of descent and distribution.

5.       Termination of Option

         The Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

         (a) at 5:00 p.m. (Denver, Colorado time) on the date which is ten years from the Date of Grant, the expiration date of the Option;

         (b) one year after the Optionee ceases to be a Director of the Company for any reason; in the event of death, the Option may be exercised within such year by the person to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution to the extent that the Optionee was entitled to exercise the Option at his death.

6.       Adjustments in Shares

         The Option confers upon the Optionee the option to purchase Class B Shares as they are constituted at the Date of Grant. If prior to the exercise of the Option Guyanor is required under French law to make adjustments in the value of its Class B Shares, the Company agrees that it will make corresponding adjustments to the number of Optioned Shares or the Exercise Price.

7.       Professional Advice

         The acceptance and exercise of the Option and the sale of the Optioned Shares issued pursuant to the exercise of the Option may have consequences under applicable tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option and the acquisition of the Optioned Shares from the Company.

8.       Regulatory Approvals

         The Option shall be subject to any necessary approval of and acceptance by any stock exchange on which the Optioned Shares are listed and any other regulatory authority having jurisdiction over the Company or Guyanor. The Optionee acknowledges that the grant of the Option by the Company to the Optionee and the transfer of the Optioned Shares by the Company to the Optionee upon any exercise of the Option are subject to applicable securities laws and regulations.

         The Optionee further acknowledges that such Option grant and any transfer of Optioned Shares are subject to appropriate exemptions from the registration and prospectus requirements of such applicable securities laws and regulations being available to the Company and no prospectus or registration statement having to be filed by the Company. To the extent Canadian securities laws are applicable, the Company agrees to apply to relevant Canadian securities regulatory authorities for any necessary order exempting the Company from applicable Canadian registration and prospectus requirements and/or to file with relevant securities regulatory authorities any necessary notices of intention to sell. The Optionee agrees to comply with any conditions of exemptions or exemption orders from applicable registration and prospectus requirements for the Option grant, any transfer of Optioned Shares from the Company to the Optionee and any resale of the Optioned Shares by the Optionee, and acknowledges and agrees to any time delays or hold periods that may be required in connection with the use of or reliance on such applicable exemptions or exemption orders.

         Where necessary to effect exemption from registration or distribution of the Optioned Shares under securities laws applicable to the securities of the Guyanor, the Optionee shall be required, upon the acquisition of any Optioned Shares pursuant to this Option to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and the Board of Directors of the Company may require the Optionee to sign an undertaking to that effect in a form acceptable to the Board of Directors. The Board of Directors may take such other action or require such other action or agreement by the Optionee as may from time to time be necessary to comply with applicable securities laws. If for any reason exemptions from or exemption orders relating to applicable registration and prospectus requirements under all relevant securities laws are not available to the Company in connection with the Option grant and any transfer of Optioned Shares, the Company will notify the Optionee as soon as it is aware of the same and the Option will be null and void and this Agreement will have no further force or effect.

9.       Notices

         Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labor dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other service as may be available to ensure prompt delivery or shall deliver such notice.

10.      Governing Law

         This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

11.      Time of the Essence

         Time shall be of the essence in the performance of obligations under this Agreement.

12.      Entire Agreement

         This Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Option.

         IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.


                                   )
GOLDEN STAR RESOURCES LTD.         )        C/S
                                   )


By:      /s/ David K. Fagin
         DAVID K. FAGIN
         Chairman & Chief Executive Officer



/s/ Roger D. Morton
DR. ROGER MORTON

                                OPTION AGREEMENT

         THIS AGREEMENT is entered into effective as of the 18th day of February, 1995 (the "Date of Grant")

BETWEEN:

                 GOLDEN STAR RESOURCES LTD., a corporation created by amalgamation under the laws of Canada and having its head office at One Norwest Center, #1950 - 1700 Lincoln Street, Denver, Colorado 80203, Telecopier No. (303) 830-9094

                 (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:
                 RICHARD A. STARK residing at 340 Palmetto Point, John's Island, Vero Beach, Florida 32963

                 (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is the registered and beneficial owner of, among other things, certain Class B common shares (the "Class B Shares") in Guyanor Ressources S.A. ("Guyanor"), a "societe anonyme" constituted under the laws of France;

B. Guyanor is a controlled subsidiary of the Company and the Company will directly benefit from the business success of Guyanor;

C.       The Optionee is a non-employee director of the Company; and

D. In consideration of the service rendered by the Optionee and as an incentive to encourage to Optionee to serve on the Company's Board of Directors, the Company desires to grant an option to the Optionee to purchase certain Class B Shares of Guyanor from the Company.

         NOW THEREFORE in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.       Grant

         The Company hereby grants to the Optionee the option (the "Option") to purchase, effective the Date of the Grant and upon and subject to all the terms and conditions set forth herein, 30,000 Class B Shares of Guyanor which are owned by the Company (collectively, the "Optioned Shares").

2.       Exercise Price

         The exercise price for Optioned Shares shall be $2.10 (CDN) per share (the "Exercise Price").

3.       Exercise

         The Option shall vest immediately.

         If the Optionee is subject to section 16 of the United States Securities Act of 1934, as amended (the "Exchange Act"), the Optionee shall be precluded from exercising the Option unless, at the time of exercise of his Option, six months have elapsed since the date of grant of the Option.

         Except as provided in paragraph 5 hereof, the Option may only be exercised while the Optionee is at the time of such exercise a director of the Company and shall have continuously so served since the grant of the Option.

         The Optionee may exercise the Option by giving written notice to the Company and delivering to the Company a certified cheque in an amount equal to the number of Optioned Shares in respect of which the Option is being exercised multiplied by the Exercise Price. Upon compliance with the foregoing but subject to paragraph 8 hereof, the Company agrees to do all things necessary in accordance with Guyanor's share transfer procedures in order to cause the Optionee to become the beneficial owner of such number of Optioned Shares in respect of which the Option is exercised. The Optionee acknowledges that, due to French law considerations, Class B Shares of Guyanor are not represented by share certificates and the Optionee will comply with Guyanor's share registration and transfer procedures.

4.       Option Not Transferable

         The Option is not transferable or assignable except by will or by the laws of descent and distribution.

5.       Termination of Option

         The Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

         (a) at 5:00 p.m. (Denver, Colorado time) on the date which is ten years from the Date of Grant, the expiration date of the Option;

         (b) one year after the Optionee ceases to be a Director of the Company for any reason; in the event of death, the Option may be exercised within such year by the person to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution to the extent that the Optionee was entitled to exercise the Option at his death.

6.       Adjustments in Shares

         The Option confers upon the Optionee the option to purchase Class B Shares as they are constituted at the Date of Grant. If prior to the exercise of the Option Guyanor is required under French law to make adjustments in the value of its Class B Shares, the Company agrees that it will make corresponding adjustments to the number of Optioned Shares or the Exercise Price.

7.       Professional Advice

         The acceptance and exercise of the Option and the sale of the Optioned Shares issued pursuant to the exercise of the Option may have consequences under applicable tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option and the acquisition of the Optioned Shares from the Company.

8.       Regulatory Approvals

         The Option shall be subject to any necessary approval of and acceptance by any stock exchange on which the Optioned Shares are listed and any other regulatory authority having jurisdiction over the Company or Guyanor. The Optionee acknowledges that the grant of the Option by the Company to the Optionee and the transfer of the Optioned Shares by the Company to the Optionee upon any exercise of the Option are subject to applicable securities laws and regulations.

         The Optionee further acknowledges that such Option grant and any transfer of Optioned Shares are subject to appropriate exemptions from the registration and prospectus requirements of such applicable securities laws and regulations being available to the Company and no prospectus or registration statement having to be filed by the Company. To the extent Canadian securities laws are applicable, the Company agrees to apply to relevant Canadian securities regulatory authorities for any necessary order exempting the Company from applicable Canadian registration and prospectus requirements and/or to file with relevant securities regulatory authorities any necessary notices of intention to sell. The Optionee agrees to comply with any conditions of exemptions or exemption orders from applicable registration and prospectus requirements for the Option grant, any transfer of Optioned Shares from the Company to the Optionee and any resale of the Optioned Shares by the Optionee, and acknowledges and agrees to any time delays or hold periods that may be required in connection with the use of or reliance on such applicable exemptions or exemption orders.

         Where necessary to effect exemption from registration or distribution of the Optioned Shares under securities laws applicable to the securities of the Guyanor, the Optionee shall be required, upon the acquisition of any Optioned Shares pursuant to this Option to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and the Board of Directors of the Company may require the Optionee to sign an undertaking to that effect in a form acceptable to the Board of Directors. The Board of Directors may take such other action or require such other action or agreement by the Optionee as may from time to time be necessary to comply with applicable securities laws. If for any reason exemptions from or exemption orders relating to applicable registration and prospectus requirements under all relevant securities laws are not available to the Company in connection with the Option grant and any transfer of Optioned Shares, the Company will notify the Optionee as soon as it is aware of the same and the Option will be null and void and this Agreement will have no further force or effect.

9.       Notices

         Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labor dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other service as may be available to ensure prompt delivery or shall deliver such notice.

10.      Governing Law

         This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

11.      Time of the Essence

         Time shall be of the essence in the performance of obligations under this Agreement.

12.      Entire Agreement

         This Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Option.

         IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.


                                  )
GOLDEN STAR RESOURCES LTD.        )        C/S
                                  )


By:      /s/ David K. Fagin
         DAVID K. FAGIN
         Chairman & Chief Executive Officer



/S/ RICHARD A. STARK
RICHARD A. STARK

                                                                 EXHIBIT 10.39


                                OPTION AGREEMENT

         THIS AGREEMENT is entered into effective as of the 10th day of December, 1996 (the "Date of Grant")

BETWEEN:

                 GOLDEN STAR RESOURCES LTD., a corporation created by amalgamation under the laws of Canada and having its registered office at 885 W. Georgia Street, 19th Floor, Vancouver, BC, Canada V6C 3H4

                 (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:
                 PIERRE GOUSSELAND, 4 Lafayette Court, Greenwich, CT 06830,
                 U.S.A.

                 (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is the registered and beneficial owner of, among other things, certain Class B common shares (the "Class B Shares") in Guyanor Ressources S.A. ("Guyanor"), a "societe anonyme" constituted under the laws of France;

B. Guyanor is a controlled subsidiary of the Company and the Company will directly benefit from the business success of Guyanor;

C. In consideration of the service rendered by the Optionee the Company desires to grant an option to the Optionee to purchase certain Class B Shares of Guyanor from the Company.

         NOW THEREFORE in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.       Grant

         The Company hereby grants to the Optionee the option (the "Option") to purchase, effective the Date of the Grant and upon and subject to all the terms and conditions set forth herein, 10,000 Class B Shares of Guyanor which are owned by the Company (collectively, the "Optioned Shares").

2.       Exercise Price

         The exercise price for Optioned Shares shall be $9.20 (CDN) per share (the "Exercise Price").

3.       Exercise

         The Option shall vest immediately.

         If the Optionee is subject to section 16 of the United States Securities Act of 1934, as amended (the "Exchange Act"), the Optionee shall be precluded from exercising the Option unless, at the time of exercise of his Option, six months have elapsed since the date of grant of the Option.

         Except as provided in paragraph 5 hereof, the Option may only be exercised while the Optionee is at the time of such exercise a director of the Company and shall have continuously so served since the grant of the Option.

         The Optionee may exercise the Option by giving written notice to the Company and delivering to the Company a certified cheque in an amount equal to the number of Optioned Shares in respect of which the Option is being exercised multiplied by the Exercise Price. Upon compliance with the foregoing but subject to paragraph 8 hereof, the Company agrees to do all things necessary in accordance with Guyanor's share transfer procedures in order to cause the Optionee to become the beneficial owner of such number of Optioned Shares in respect of which the Option is exercised. The Optionee acknowledges that, due to French law considerations, Class B Shares of Guyanor are not represented by share certificates and the Optionee will comply with Guyanor's share registration and transfer procedures.

4.       Option Not Transferable

         The Option is not transferable or assignable except by will or by the laws of descent and distribution.

5.       Termination of Option

         The Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

         (a) at 5:00 p.m. (Denver, Colorado time) on the date which is ten years from the Date of Grant, the expiration date of the Option;

         (b) one year after the Optionee ceases to be a Director of the Company for any reason; in the event of death, the Option may be exercised within such year by the person to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution to the extent that the Optionee was entitled to exercise the Option at his death.

6.       Adjustments in Shares

         The Option confers upon the Optionee the option to purchase Class B Shares as they are constituted at the Date of Grant. If prior to the exercise of the Option Guyanor is required under French law to make adjustments in the value of its Class B Shares, the Company agrees that it will make corresponding adjustments to the number of Optioned Shares or the Exercise Price.

7.       Professional Advice

         The acceptance and exercise of the Option and the sale of the Optioned Shares issued pursuant to the exercise of the Option may have consequences under applicable tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option and the acquisition of the Optioned Shares from the Company.

8.       Regulatory Approvals

         The Option shall be subject to any necessary approval of and acceptance by any stock exchange on which the Optioned Shares are listed and any other regulatory authority having jurisdiction over the Company or Guyanor. The Optionee acknowledges that the grant of the Option by the Company to the Optionee and the transfer of the Optioned Shares by the Company to the Optionee upon any exercise of the Option are subject to applicable securities laws and regulations.

         The Optionee further acknowledges that such Option grant and any transfer of Optioned Shares are subject to appropriate exemptions from the registration and prospectus requirements of such applicable securities laws and regulations being available to the Company and no prospectus or registration statement having to be filed by the Company. To the extent Canadian securities laws are applicable, the Company agrees to apply to relevant Canadian securities regulatory authorities for any necessary order exempting the Company from applicable Canadian registration and prospectus requirements and/or to file with relevant securities regulatory authorities any necessary notices of intention to sell. The Optionee agrees to comply with any conditions of exemptions or exemption orders from applicable registration and prospectus requirements for the Option grant, any transfer of Optioned Shares from the Company to the Optionee and any resale of the Optioned Shares by the Optionee, and acknowledges and agrees to any time delays or hold periods that may be required in connection with the use of or reliance on such applicable exemptions or exemption orders.

         Where necessary to effect exemption from registration or distribution of the Optioned Shares under securities laws applicable to the securities of the Guyanor, the Optionee shall be required, upon the acquisition of any Optioned Shares pursuant to this Option to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and the Board of Directors of the Company may require the Optionee to sign an undertaking to that effect in a form acceptable to the Board of Directors. The Board of Directors may take such other action or require such other action or agreement by the Optionee as may from time to time be necessary to comply with applicable securities laws. If for any reason exemptions from or exemption orders relating to applicable registration and prospectus requirements under all relevant securities laws are not available to the Company in connection with the Option grant and any transfer of Optioned Shares, the Company will notify the Optionee as soon as it is aware of the same and the Option will be null and void and this Agreement will have no further force or effect.

9.       Notices

         Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labor dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other service as may be available to ensure prompt delivery or shall deliver such notice.

10.      Governing Law

         This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

11.      Time of the Essence

         Time shall be of the essence in the performance of obligations under this Agreement.

12.      Entire Agreement

         This Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Option.

         IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.



GOLDEN STAR RESOURCES LTD.



By:      /s/ Louis O. Peloquin
         AUTHORIZED OFFICER




/s/ Pierre Gousseland
    PIERRE GOUSSELAND

                                OPTION AGREEMENT

         THIS AGREEMENT is entered into effective as of the 10th day of December, 1996 (the "Date of Grant")

BETWEEN:

                 GOLDEN STAR RESOURCES LTD., a corporation created by amalgamation under the laws of Canada and having its registered office at 885 W. Georgia Street, 19th Floor, Vancouver, BC, Canada V6C 3H4

                 (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:
                 JEAN-PIERRE LEFEBVRE residing at 1835 Sommet Trinite, St-Bruno, Quebec J3V 6E4 Canada

                 (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is the registered and beneficial owner of, among other things, certain Class B common shares (the "Class B Shares") in Guyanor Ressources S.A. ("Guyanor"), a "societe anonyme" constituted under the laws of France;

B. Guyanor is a controlled subsidiary of the Company and the Company will directly benefit from the business success of Guyanor;

C. In consideration of the service rendered by the Optionee the Company desires to grant an option to the Optionee to purchase certain Class B Shares of Guyanor from the Company.

         NOW THEREFORE in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.       Grant

         The Company hereby grants to the Optionee the option (the "Option") to purchase, effective the Date of the Grant and upon and subject to all the terms and conditions set forth herein, 20,000 Class B Shares of Guyanor which are owned by the Company (collectively, the "Optioned Shares").

2.       Exercise Price

         The exercise price for Optioned Shares shall be $9.20 (CDN) per share (the "Exercise Price").

3.       Exercise

         The Option shall vest immediately.

         If the Optionee is subject to section 16 of the United States Securities Act of 1934, as amended (the "Exchange Act"), the Optionee shall be precluded from exercising the Option unless, at the time of exercise of his Option, six months have elapsed since the date of grant of the Option.

         Except as provided in paragraph 5 hereof, the Option may only be exercised while the Optionee is at the time of such exercise a director of the Company and shall have continuously so served since the grant of the Option.

         The Optionee may exercise the Option by giving written notice to the Company and delivering to the Company a certified cheque in an amount equal to the number of Optioned Shares in respect of which the Option is being exercised multiplied by the Exercise Price. Upon compliance with the foregoing but subject to paragraph 8 hereof, the Company agrees to do all things necessary in accordance with Guyanor's share transfer procedures in order to cause the Optionee to become the beneficial owner of such number of Optioned Shares in respect of which the Option is exercised. The Optionee acknowledges that, due to French law considerations, Class B Shares of Guyanor are not represented by share certificates and the Optionee will comply with Guyanor's share registration and transfer procedures.

4.       Option Not Transferable

         The Option is not transferable or assignable except by will or by the laws of descent and distribution.

5.       Termination of Option

         The Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

         (a) at 5:00 p.m. (Denver, Colorado time) on the date which is ten years from the Date of Grant, the expiration date of the Option;

         (b) one year after the Optionee ceases to be a Director of the Company for any reason; in the event of death, the Option may be exercised within such year by the person to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution to the extent that the Optionee was entitled to exercise the Option at his death.

6.       Adjustments in Shares

         The Option confers upon the Optionee the option to purchase Class B Shares as they are constituted at the Date of Grant. If prior to the exercise of the Option Guyanor is required under French law to make adjustments in the value of its Class B Shares, the Company agrees that it will make corresponding adjustments to the number of Optioned Shares or the Exercise Price.

7.       Professional Advice

         The acceptance and exercise of the Option and the sale of the Optioned Shares issued pursuant to the exercise of the Option may have consequences under applicable tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option and the acquisition of the Optioned Shares from the Company.

8.       Regulatory Approvals

         The Option shall be subject to any necessary approval of and acceptance by any stock exchange on which the Optioned Shares are listed and any other regulatory authority having jurisdiction over the Company or Guyanor. The Optionee acknowledges that the grant of the Option by the Company to the Optionee and the transfer of the Optioned Shares by the Company to the Optionee upon any exercise of the Option are subject to applicable securities laws and regulations.

         The Optionee further acknowledges that such Option grant and any transfer of Optioned Shares are subject to appropriate exemptions from the registration and prospectus requirements of such applicable securities laws and regulations being available to the Company and no prospectus or registration statement having to be filed by the Company. To the extent Canadian securities laws are applicable, the Company agrees to apply to relevant Canadian securities regulatory authorities for any necessary order exempting the Company from applicable Canadian registration and prospectus requirements and/or to file with relevant securities regulatory authorities any necessary notices of intention to sell. The Optionee agrees to comply with any conditions of exemptions or exemption orders from applicable registration and prospectus requirements for the Option grant, any transfer of Optioned Shares from the Company to the Optionee and any resale of the Optioned Shares by the Optionee, and acknowledges and agrees to any time delays or hold periods that may be required in connection with the use of or reliance on such applicable exemptions or exemption orders.

         Where necessary to effect exemption from registration or distribution of the Optioned Shares under securities laws applicable to the securities of the Guyanor, the Optionee shall be required, upon the acquisition of any Optioned Shares pursuant to this Option to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and the Board of Directors of the Company may require the Optionee to sign an undertaking to that effect in a form acceptable to the Board of Directors. The Board of Directors may take such other action or require such other action or agreement by the Optionee as may from time to time be necessary to comply with applicable securities laws. If for any reason exemptions from or exemption orders relating to applicable registration and prospectus requirements under all relevant securities laws are not available to the Company in connection with the Option grant and any transfer of Optioned Shares, the Company will notify the Optionee as soon as it is aware of the same and the Option will be null and void and this Agreement will have no further force or effect.

9.       Notices

         Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labor dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other service as may be available to ensure prompt delivery or shall deliver such notice.

10.      Governing Law

         This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

11.      Time of the Essence

         Time shall be of the essence in the performance of obligations under this Agreement.

12.      Entire Agreement

         This Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Option.

         IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.



GOLDEN STAR RESOURCES LTD.



By:      /s/ Louis O. Peloquin
         AUTHORIZED OFFICER




/s/ Jean-Pierre Lefebvre
JEAN-PIERRE LEFEBVRE

                                OPTION AGREEMENT

         THIS AGREEMENT is entered into effective as of the 10th day of December, 1996 (the "Date of Grant")

BETWEEN:

                 GOLDEN STAR RESOURCES LTD., a corporation created by amalgamation under the laws of Canada and having its registered office at 885 W. Georgia Street, 19th Floor, Vancouver, BC, Canada V6C 3H4

                 (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:
                 DONALD F. MAZANKOWSKI residing at 5238 45B Avenue, Vegreville, Alberta T9C 1S5 Canada

                 (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is the registered and beneficial owner of, among other things, certain Class B common shares (the "Class B Shares") in Guyanor Ressources S.A. ("Guyanor"), a "societe anonyme" constituted under the laws of France;

B. Guyanor is a controlled subsidiary of the Company and the Company will directly benefit from the business success of Guyanor;

C. In consideration of the service rendered by the Optionee the Company desires to grant an option to the Optionee to purchase certain Class B Shares of Guyanor from the Company.

         NOW THEREFORE in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.       Grant

         The Company hereby grants to the Optionee the option (the "Option") to purchase, effective the Date of the Grant and upon and subject to all the terms and conditions set forth herein, 10,000 Class B Shares of Guyanor which are owned by the Company (collectively, the "Optioned Shares").

2.       Exercise Price

         The exercise price for Optioned Shares shall be $9.20 (CDN) per share (the "Exercise Price").

3.       Exercise

         The Option shall vest immediately.

         If the Optionee is subject to section 16 of the United States Securities Act of 1934, as amended (the "Exchange Act"), the Optionee shall be precluded from exercising the Option unless, at the time of exercise of his Option, six months have elapsed since the date of grant of the Option.

         Except as provided in paragraph 5 hereof, the Option may only be exercised while the Optionee is at the time of such exercise a director of the Company and shall have continuously so served since the grant of the Option.

         The Optionee may exercise the Option by giving written notice to the Company and delivering to the Company a certified cheque in an amount equal to the number of Optioned Shares in respect of which the Option is being exercised multiplied by the Exercise Price. Upon compliance with the foregoing but subject to paragraph 8 hereof, the Company agrees to do all things necessary in accordance with Guyanor's share transfer procedures in order to cause the Optionee to become the beneficial owner of such number of Optioned Shares in respect of which the Option is exercised. The Optionee acknowledges that, due to French law considerations, Class B Shares of Guyanor are not represented by share certificates and the Optionee will comply with Guyanor's share registration and transfer procedures.

4.       Option Not Transferable

         The Option is not transferable or assignable except by will or by the laws of descent and distribution.

5.       Termination of Option

         The Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

         (a) at 5:00 p.m. (Denver, Colorado time) on the date which is ten years from the Date of Grant, the expiration date of the Option;

         (b) one year after the Optionee ceases to be a Director of the Company for any reason; in the event of death, the Option may be exercised within such year by the person to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution to the extent that the Optionee was entitled to exercise the Option at his death.

6.       Adjustments in Shares

         The Option confers upon the Optionee the option to purchase Class B Shares as they are constituted at the Date of Grant. If prior to the exercise of the Option Guyanor is required under French law to make adjustments in the value of its Class B Shares, the Company agrees that it will make corresponding adjustments to the number of Optioned Shares or the Exercise Price.

7.       Professional Advice

         The acceptance and exercise of the Option and the sale of the Optioned Shares issued pursuant to the exercise of the Option may have consequences under applicable tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option and the acquisition of the Optioned Shares from the Company.

8.       Regulatory Approvals

         The Option shall be subject to any necessary approval of and acceptance by any stock exchange on which the Optioned Shares are listed and any other regulatory authority having jurisdiction over the Company or Guyanor. The Optionee acknowledges that the grant of the Option by the Company to the Optionee and the transfer of the Optioned Shares by the Company to the Optionee upon any exercise of the Option are subject to applicable securities laws and regulations.

         The Optionee further acknowledges that such Option grant and any transfer of Optioned Shares are subject to appropriate exemptions from the registration and prospectus requirements of such applicable securities laws and regulations being available to the Company and no prospectus or registration statement having to be filed by the Company. To the extent Canadian securities laws are applicable, the Company agrees to apply to relevant Canadian securities regulatory authorities for any necessary order exempting the Company from applicable Canadian registration and prospectus requirements and/or to file with relevant securities regulatory authorities any necessary notices of intention to sell. The Optionee agrees to comply with any conditions of exemptions or exemption orders from applicable registration and prospectus requirements for the Option grant, any transfer of Optioned Shares from the Company to the Optionee and any resale of the Optioned Shares by the Optionee, and acknowledges and agrees to any time delays or hold periods that may be required in connection with the use of or reliance on such applicable exemptions or exemption orders.

         Where necessary to effect exemption from registration or distribution of the Optioned Shares under securities laws applicable to the securities of the Guyanor, the Optionee shall be required, upon the acquisition of any Optioned Shares pursuant to this Option to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and the Board of Directors of the Company may require the Optionee to sign an undertaking to that effect in a form acceptable to the Board of Directors. The Board of Directors may take such other action or require such other action or agreement by the Optionee as may from time to time be necessary to comply with applicable securities laws. If for any reason exemptions from or exemption orders relating to applicable registration and prospectus requirements under all relevant securities laws are not available to the Company in connection with the Option grant and any transfer of Optioned Shares, the Company will notify the Optionee as soon as it is aware of the same and the Option will be null and void and this Agreement will have no further force or effect.

9.       Notices

         Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labor dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other service as may be available to ensure prompt delivery or shall deliver such notice.

10.      Governing Law

         This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

11.      Time of the Essence

         Time shall be of the essence in the performance of obligations under this Agreement.

12.      Entire Agreement

         This Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Option.

         IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.


GOLDEN STAR RESOURCES LTD.



By:      /s/ Louis O. Peloquin
         AUTHORIZED OFFICER




/s/ Donald Mazankowski
DONALD MAZANKOWSKI

                                OPTION AGREEMENT

         THIS AGREEMENT is entered into effective as of the 10th day of December, 1996 (the "Date of Grant")

BETWEEN:

                 GOLDEN STAR RESOURCES LTD., a corporation created by amalgamation under the laws of Canada and having its registered office at 885 W. Georgia Street, 19th Floor, Vancouver, BC, Canada V6C 3H4

                 (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:
                 ERNEST C. MERCIER residing at 77 Strathallan Boulevard, Toronto, Ontario M5N 1S8 Canada

                 (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is the registered and beneficial owner of, among other things, certain Class B common shares (the "Class B Shares") in Guyanor Ressources S.A. ("Guyanor"), a "societe anonyme" constituted under the laws of France;

B. Guyanor is a controlled subsidiary of the Company and the Company will directly benefit from the business success of Guyanor;

C. In consideration of the service rendered by the Optionee the Company desires to grant an option to the Optionee to purchase certain Class B Shares of Guyanor from the Company.

         NOW THEREFORE in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.       Grant

         The Company hereby grants to the Optionee the option (the "Option") to purchase, effective the Date of the Grant and upon and subject to all the terms and conditions set forth herein, 10,000 Class B Shares of Guyanor which are owned by the Company (collectively, the "Optioned Shares").

2.       Exercise Price

         The exercise price for Optioned Shares shall be $9.20 (CDN) per share (the "Exercise Price").

3.       Exercise

         The Option shall vest immediately.

         If the Optionee is subject to section 16 of the United States Securities Act of 1934, as amended (the "Exchange Act"), the Optionee shall be precluded from exercising the Option unless, at the time of exercise of his Option, six months have elapsed since the date of grant of the Option.

         Except as provided in paragraph 5 hereof, the Option may only be exercised while the Optionee is at the time of such exercise a director of the Company and shall have continuously so served since the grant of the Option.

         The Optionee may exercise the Option by giving written notice to the Company and delivering to the Company a certified cheque in an amount equal to the number of Optioned Shares in respect of which the Option is being exercised multiplied by the Exercise Price. Upon compliance with the foregoing but subject to paragraph 8 hereof, the Company agrees to do all things necessary in accordance with Guyanor's share transfer procedures in order to cause the Optionee to become the beneficial owner of such number of Optioned Shares in respect of which the Option is exercised. The Optionee acknowledges that, due to French law considerations, Class B Shares of Guyanor are not represented by share certificates and the Optionee will comply with Guyanor's share registration and transfer procedures.

4.       Option Not Transferable

         The Option is not transferable or assignable except by will or by the laws of descent and distribution.

5.       Termination of Option

         The Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

         (a) at 5:00 p.m. (Denver, Colorado time) on the date which is ten years from the Date of Grant, the expiration date of the Option;

         (b) one year after the Optionee ceases to be a Director of the Company for any reason; in the event of death, the Option may be exercised within such year by the person to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution to the extent that the Optionee was entitled to exercise the Option at his death.

6.       Adjustments in Shares

         The Option confers upon the Optionee the option to purchase Class B Shares as they are constituted at the Date of Grant. If prior to the exercise of the Option Guyanor is required under French law to make adjustments in the value of its Class B Shares, the Company agrees that it will make corresponding adjustments to the number of Optioned Shares or the Exercise Price.

7.       Professional Advice

         The acceptance and exercise of the Option and the sale of the Optioned Shares issued pursuant to the exercise of the Option may have consequences under applicable tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option and the acquisition of the Optioned Shares from the Company.

8.       Regulatory Approvals

         The Option shall be subject to any necessary approval of and acceptance by any stock exchange on which the Optioned Shares are listed and any other regulatory authority having jurisdiction over the Company or Guyanor. The Optionee acknowledges that the grant of the Option by the Company to the Optionee and the transfer of the Optioned Shares by the Company to the Optionee upon any exercise of the Option are subject to applicable securities laws and regulations.

         The Optionee further acknowledges that such Option grant and any transfer of Optioned Shares are subject to appropriate exemptions from the registration and prospectus requirements of such applicable securities laws and regulations being available to the Company and no prospectus or registration statement having to be filed by the Company. To the extent Canadian securities laws are applicable, the Company agrees to apply to relevant Canadian securities regulatory authorities for any necessary order exempting the Company from applicable Canadian registration and prospectus requirements and/or to file with relevant securities regulatory authorities any necessary notices of intention to sell. The Optionee agrees to comply with any conditions of exemptions or exemption orders from applicable registration and prospectus requirements for the Option grant, any transfer of Optioned Shares from the Company to the Optionee and any resale of the Optioned Shares by the Optionee, and acknowledges and agrees to any time delays or hold periods that may be required in connection with the use of or reliance on such applicable exemptions or exemption orders.

         Where necessary to effect exemption from registration or distribution of the Optioned Shares under securities laws applicable to the securities of the Guyanor, the Optionee shall be required, upon the acquisition of any Optioned Shares pursuant to this Option to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and the Board of Directors of the Company may require the Optionee to sign an undertaking to that effect in a form acceptable to the Board of Directors. The Board of Directors may take such other action or require such other action or agreement by the Optionee as may from time to time be necessary to comply with applicable securities laws. If for any reason exemptions from or exemption orders relating to applicable registration and prospectus requirements under all relevant securities laws are not available to the Company in connection with the Option grant and any transfer of Optioned Shares, the Company will notify the Optionee as soon as it is aware of the same and the Option will be null and void and this Agreement will have no further force or effect.

9.       Notices

         Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labor dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other service as may be available to ensure prompt delivery or shall deliver such notice.

10.      Governing Law

         This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

11.      Time of the Essence

         Time shall be of the essence in the performance of obligations under this Agreement.

12.      Entire Agreement

         This Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Option.

         IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.



GOLDEN STAR RESOURCES LTD.



By:      /s/ Louis O. Peloquin
         AUTHORIZED OFFICER




/s/ Ernest Mercier
ERNEST MERCIER

                                OPTION AGREEMENT

         THIS AGREEMENT is entered into effective as of the 10th day of December, 1996 (the "Date of Grant")

BETWEEN:

                 GOLDEN STAR RESOURCES LTD., a corporation created by amalgamation under the laws of Canada and having its registered office at 885 W. Georgia Street, 19th Floor, Vancouver, BC, Canada V6C 3H4

                 (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:
                 DR. ROGER MORTON residing at 9103-118 Street, Edmonton, Alberta T6G 1T6 Canada

                 (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is the registered and beneficial owner of, among other things, certain Class B common shares (the "Class B Shares") in Guyanor Ressources S.A. ("Guyanor"), a "societe anonyme" constituted under the laws of France;

B. Guyanor is a controlled subsidiary of the Company and the Company will directly benefit from the business success of Guyanor;

C. In consideration of the service rendered by the Optionee the Company desires to grant an option to the Optionee to purchase certain Class B Shares of Guyanor from the Company.

         NOW THEREFORE in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.       Grant

         The Company hereby grants to the Optionee the option (the "Option") to purchase, effective the Date of the Grant and upon and subject to all the terms and conditions set forth herein, 20,000 Class B Shares of Guyanor which are owned by the Company (collectively, the "Optioned Shares").

2.       Exercise Price

         The exercise price for Optioned Shares shall be $9.20 (CDN) per share (the "Exercise Price").

3.       Exercise

         The Option shall vest immediately.

         If the Optionee is subject to section 16 of the United States Securities Act of 1934, as amended (the "Exchange Act"), the Optionee shall be precluded from exercising the Option unless, at the time of exercise of his Option, six months have elapsed since the date of grant of the Option.

         Except as provided in paragraph 5 hereof, the Option may only be exercised while the Optionee is at the time of such exercise a director of the Company and shall have continuously so served since the grant of the Option.

         The Optionee may exercise the Option by giving written notice to the Company and delivering to the Company a certified cheque in an amount equal to the number of Optioned Shares in respect of which the Option is being exercised multiplied by the Exercise Price. Upon compliance with the foregoing but subject to paragraph 8 hereof, the Company agrees to do all things necessary in accordance with Guyanor's share transfer procedures in order to cause the Optionee to become the beneficial owner of such number of Optioned Shares in respect of which the Option is exercised. The Optionee acknowledges that, due to French law considerations, Class B Shares of Guyanor are not represented by share certificates and the Optionee will comply with Guyanor's share registration and transfer procedures.

4.       Option Not Transferable

         The Option is not transferable or assignable except by will or by the laws of descent and distribution.

5.       Termination of Option

         The Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

         (a) at 5:00 p.m. (Denver, Colorado time) on the date which is ten years from the Date of Grant, the expiration date of the Option;

         (b) one year after the Optionee ceases to be a Director of the Company for any reason; in the event of death, the Option may be exercised within such year by the person to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution to the extent that the Optionee was entitled to exercise the Option at his death.

6.       Adjustments in Shares

         The Option confers upon the Optionee the option to purchase Class B Shares as they are constituted at the Date of Grant. If prior to the exercise of the Option Guyanor is required under French law to make adjustments in the value of its Class B Shares, the Company agrees that it will make corresponding adjustments to the number of Optioned Shares or the Exercise Price.

7.       Professional Advice

         The acceptance and exercise of the Option and the sale of the Optioned Shares issued pursuant to the exercise of the Option may have consequences under applicable tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option and the acquisition of the Optioned Shares from the Company.

8.       Regulatory Approvals

         The Option shall be subject to any necessary approval of and acceptance by any stock exchange on which the Optioned Shares are listed and any other regulatory authority having jurisdiction over the Company or Guyanor. The Optionee acknowledges that the grant of the Option by the Company to the Optionee and the transfer of the Optioned Shares by the Company to the Optionee upon any exercise of the Option are subject to applicable securities laws and regulations.

         The Optionee further acknowledges that such Option grant and any transfer of Optioned Shares are subject to appropriate exemptions from the registration and prospectus requirements of such applicable securities laws and regulations being available to the Company and no prospectus or registration statement having to be filed by the Company. To the extent Canadian securities laws are applicable, the Company agrees to apply to relevant Canadian securities regulatory authorities for any necessary order exempting the Company from applicable Canadian registration and prospectus requirements and/or to file with relevant securities regulatory authorities any necessary notices of intention to sell. The Optionee agrees to comply with any conditions of exemptions or exemption orders from applicable registration and prospectus requirements for the Option grant, any transfer of Optioned Shares from the Company to the Optionee and any resale of the Optioned Shares by the Optionee, and acknowledges and agrees to any time delays or hold periods that may be required in connection with the use of or reliance on such applicable exemptions or exemption orders.

         Where necessary to effect exemption from registration or distribution of the Optioned Shares under securities laws applicable to the securities of the Guyanor, the Optionee shall be required, upon the acquisition of any Optioned Shares pursuant to this Option to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and the Board of Directors of the Company may require the Optionee to sign an undertaking to that effect in a form acceptable to the Board of Directors. The Board of Directors may take such other action or require such other action or agreement by the Optionee as may from time to time be necessary to comply with applicable securities laws. If for any reason exemptions from or exemption orders relating to applicable registration and prospectus requirements under all relevant securities laws are not available to the Company in connection with the Option grant and any transfer of Optioned Shares, the Company will notify the Optionee as soon as it is aware of the same and the Option will be null and void and this Agreement will have no further force or effect.

9.       Notices

         Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labor dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other service as may be available to ensure prompt delivery or shall deliver such notice.

10.      Governing Law

         This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

11.      Time of the Essence

         Time shall be of the essence in the performance of obligations under this Agreement.

12.      Entire Agreement

         This Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Option.

         IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.


GOLDEN STAR RESOURCES LTD.



By:      /s/ Louis O. Peloquin
         AUTHORIZED OFFICER




/s/ Roger Morton
DR. ROGER MORTON

                                OPTION AGREEMENT

         THIS AGREEMENT is entered into effective as of the 10th day of December, 1996 (the "Date of Grant")

BETWEEN:

                 GOLDEN STAR RESOURCES LTD., a corporation created by amalgamation under the laws of Canada and having its registered office at 885 W. Georgia Street, 19th Floor, Vancouver, BC, Canada V6C 3H4

                 (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:
                 RICHARD A. STARK residing at 340 Palmetto Point, John's Island, Vero Beach, Florida 32963

                 (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is the registered and beneficial owner of, among other things, certain Class B common shares (the "Class B Shares") in Guyanor Ressources S.A. ("Guyanor"), a "societe anonyme" constituted under the laws of France;

B. Guyanor is a controlled subsidiary of the Company and the Company will directly benefit from the business success of Guyanor;

C. In consideration of the service rendered by the Optionee the Company desires to grant an option to the Optionee to purchase certain Class B Shares of Guyanor from the Company.

         NOW THEREFORE in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.       Grant

         The Company hereby grants to the Optionee the option (the "Option") to purchase, effective the Date of the Grant and upon and subject to all the terms and conditions set forth herein, 20,000 Class B Shares of Guyanor which are owned by the Company (collectively, the "Optioned Shares").

2.       Exercise Price

         The exercise price for Optioned Shares shall be $9.20 (CDN) per share (the "Exercise Price").

3.       Exercise

         The Option shall vest immediately.

         If the Optionee is subject to section 16 of the United States Securities Act of 1934, as amended (the "Exchange Act"), the Optionee shall be precluded from exercising the Option unless, at the time of exercise of his Option, six months have elapsed since the date of grant of the Option.

         Except as provided in paragraph 5 hereof, the Option may only be exercised while the Optionee is at the time of such exercise a director of the Company and shall have continuously so served since the grant of the Option.

         The Optionee may exercise the Option by giving written notice to the Company and delivering to the Company a certified cheque in an amount equal to the number of Optioned Shares in respect of which the Option is being exercised multiplied by the Exercise Price. Upon compliance with the foregoing but subject to paragraph 8 hereof, the Company agrees to do all things necessary in accordance with Guyanor's share transfer procedures in order to cause the Optionee to become the beneficial owner of such number of Optioned Shares in respect of which the Option is exercised. The Optionee acknowledges that, due to French law considerations, Class B Shares of Guyanor are not represented by share certificates and the Optionee will comply with Guyanor's share registration and transfer procedures.

4.       Option Not Transferable

         The Option is not transferable or assignable except by will or by the laws of descent and distribution.

5.       Termination of Option

         The Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

         (a) at 5:00 p.m. (Denver, Colorado time) on the date which is ten years from the Date of Grant, the expiration date of the Option;

         (b) one year after the Optionee ceases to be a Director of the Company for any reason; in the event of death, the Option may be exercised within such year by the person to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution to the extent that the Optionee was entitled to exercise the Option at his death.

6.       Adjustments in Shares

         The Option confers upon the Optionee the option to purchase Class B Shares as they are constituted at the Date of Grant. If prior to the exercise of the Option Guyanor is required under French law to make adjustments in the value of its Class B Shares, the Company agrees that it will make corresponding adjustments to the number of Optioned Shares or the Exercise Price.

7.       Professional Advice

         The acceptance and exercise of the Option and the sale of the Optioned Shares issued pursuant to the exercise of the Option may have consequences under applicable tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option and the acquisition of the Optioned Shares from the Company.

8.       Regulatory Approvals

         The Option shall be subject to any necessary approval of and acceptance by any stock exchange on which the Optioned Shares are listed and any other regulatory authority having jurisdiction over the Company or Guyanor. The Optionee acknowledges that the grant of the Option by the Company to the Optionee and the transfer of the Optioned Shares by the Company to the Optionee upon any exercise of the Option are subject to applicable securities laws and regulations.

         The Optionee further acknowledges that such Option grant and any transfer of Optioned Shares are subject to appropriate exemptions from the registration and prospectus requirements of such applicable securities laws and regulations being available to the Company and no prospectus or registration statement having to be filed by the Company. To the extent Canadian securities laws are applicable, the Company agrees to apply to relevant Canadian securities regulatory authorities for any necessary order exempting the Company from applicable Canadian registration and prospectus requirements and/or to file with relevant securities regulatory authorities any necessary notices of intention to sell. The Optionee agrees to comply with any conditions of exemptions or exemption orders from applicable registration and prospectus requirements for the Option grant, any transfer of Optioned Shares from the Company to the Optionee and any resale of the Optioned Shares by the Optionee, and acknowledges and agrees to any time delays or hold periods that may be required in connection with the use of or reliance on such applicable exemptions or exemption orders.

         Where necessary to effect exemption from registration or distribution of the Optioned Shares under securities laws applicable to the securities of the Guyanor, the Optionee shall be required, upon the acquisition of any Optioned Shares pursuant to this Option to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and the Board of Directors of the Company may require the Optionee to sign an undertaking to that effect in a form acceptable to the Board of Directors. The Board of Directors may take such other action or require such other action or agreement by the Optionee as may from time to time be necessary to comply with applicable securities laws. If for any reason exemptions from or exemption orders relating to applicable registration and prospectus requirements under all relevant securities laws are not available to the Company in connection with the Option grant and any transfer of Optioned Shares, the Company will notify the Optionee as soon as it is aware of the same and the Option will be null and void and this Agreement will have no further force or effect.

9.       Notices

         Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labor dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other service as may be available to ensure prompt delivery or shall deliver such notice.

10.      Governing Law

         This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

11.      Time of the Essence

         Time shall be of the essence in the performance of obligations under this Agreement.

12.      Entire Agreement

         This Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Option.

         IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.



GOLDEN STAR RESOURCES LTD.



By:      /s/ Louis O. Peloquin
         AUTHORIZED OFFICER




/s/ Richard A. Stark
RICHARD A. STARK

                                OPTION AGREEMENT

         THIS AGREEMENT is entered into effective as of the 10th day of December, 1996 (the "Date of Grant")

BETWEEN:

                 GOLDEN STAR RESOURCES LTD., a corporation created by amalgamation under the laws of Canada and having its registered office at 885 W. Georgia Street, 19th Floor, Vancouver, BC, Canada V6C 3H4

                 (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:
                 DR. ROBERT MINTO, 168 Bisley, Beaconsfield, PQ, Canada H9W 1J8

                 (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is the registered and beneficial owner of, among other things, certain Class B common shares (the "Class B Shares") in Guyanor Ressources S.A. ("Guyanor"), a "societe anonyme" constituted under the laws of France;

B. Guyanor is a controlled subsidiary of the Company and the Company will directly benefit from the business success of Guyanor;

C. In consideration of the service rendered by the Optionee the Company desires to grant an option to the Optionee to purchase certain Class B Shares of Guyanor from the Company.

         NOW THEREFORE in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.       Grant

         The Company hereby grants to the Optionee the option (the "Option") to purchase, effective the Date of the Grant and upon and subject to all the terms and conditions set forth herein, 10,000 Class B Shares of Guyanor which are owned by the Company (collectively, the "Optioned Shares").

2.       Exercise Price

         The exercise price for Optioned Shares shall be $9.20 (CDN) per share (the "Exercise Price").

3.       Exercise

         The Option shall vest immediately.

         If the Optionee is subject to section 16 of the United States Securities Act of 1934, as amended (the "Exchange Act"), the Optionee shall be precluded from exercising the Option unless, at the time of exercise of his Option, six months have elapsed since the date of grant of the Option.

         Except as provided in paragraph 5 hereof, the Option may only be exercised while the Optionee is at the time of such exercise a director of the Company and shall have continuously so served since the grant of the Option.

         The Optionee may exercise the Option by giving written notice to the Company and delivering to the Company a certified cheque in an amount equal to the number of Optioned Shares in respect of which the Option is being exercised multiplied by the Exercise Price. Upon compliance with the foregoing but subject to paragraph 8 hereof, the Company agrees to do all things necessary in accordance with Guyanor's share transfer procedures in order to cause the Optionee to become the beneficial owner of such number of Optioned Shares in respect of which the Option is exercised. The Optionee acknowledges that, due to French law considerations, Class B Shares of Guyanor are not represented by share certificates and the Optionee will comply with Guyanor's share registration and transfer procedures.

4.       Option Not Transferable

         The Option is not transferable or assignable except by will or by the laws of descent and distribution.

5.       Termination of Option

         The Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

         (a) at 5:00 p.m. (Denver, Colorado time) on the date which is ten years from the Date of Grant, the expiration date of the Option;

         (b) one year after the Optionee ceases to be a Director of the Company for any reason; in the event of death, the Option may be exercised within such year by the person to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution to the extent that the Optionee was entitled to exercise the Option at his death.

6.       Adjustments in Shares

         The Option confers upon the Optionee the option to purchase Class B Shares as they are constituted at the Date of Grant. If prior to the exercise of the Option Guyanor is required under French law to make adjustments in the value of its Class B Shares, the Company agrees that it will make corresponding adjustments to the number of Optioned Shares or the Exercise Price.

7.       Professional Advice

         The acceptance and exercise of the Option and the sale of the Optioned Shares issued pursuant to the exercise of the Option may have consequences under applicable tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option and the acquisition of the Optioned Shares from the Company.

8.       Regulatory Approvals

         The Option shall be subject to any necessary approval of and acceptance by any stock exchange on which the Optioned Shares are listed and any other regulatory authority having jurisdiction over the Company or Guyanor. The Optionee acknowledges that the grant of the Option by the Company to the Optionee and the transfer of the Optioned Shares by the Company to the Optionee upon any exercise of the Option are subject to applicable securities laws and regulations.

         The Optionee further acknowledges that such Option grant and any transfer of Optioned Shares are subject to appropriate exemptions from the registration and prospectus requirements of such applicable securities laws and regulations being available to the Company and no prospectus or registration statement having to be filed by the Company. To the extent Canadian securities laws are applicable, the Company agrees to apply to relevant Canadian securities regulatory authorities for any necessary order exempting the Company from applicable Canadian registration and prospectus requirements and/or to file with relevant securities regulatory authorities any necessary notices of intention to sell. The Optionee agrees to comply with any conditions of exemptions or exemption orders from applicable registration and prospectus requirements for the Option grant, any transfer of Optioned Shares from the Company to the Optionee and any resale of the Optioned Shares by the Optionee, and acknowledges and agrees to any time delays or hold periods that may be required in connection with the use of or reliance on such applicable exemptions or exemption orders.

         Where necessary to effect exemption from registration or distribution of the Optioned Shares under securities laws applicable to the securities of the Guyanor, the Optionee shall be required, upon the acquisition of any Optioned Shares pursuant to this Option to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and the Board of Directors of the Company may require the Optionee to sign an undertaking to that effect in a form acceptable to the Board of Directors. The Board of Directors may take such other action or require such other action or agreement by the Optionee as may from time to time be necessary to comply with applicable securities laws. If for any reason exemptions from or exemption orders relating to applicable registration and prospectus requirements under all relevant securities laws are not available to the Company in connection with the Option grant and any transfer of Optioned Shares, the Company will notify the Optionee as soon as it is aware of the same and the Option will be null and void and this Agreement will have no further force or effect.

9.       Notices

         Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labor dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other service as may be available to ensure prompt delivery or shall deliver such notice.

10.      Governing Law

         This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

11.      Time of the Essence

         Time shall be of the essence in the performance of obligations under this Agreement.

12.      Entire Agreement

         This Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Option.

         IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.



GOLDEN STAR RESOURCES LTD.



By:      /s/ Louis O. Peloquin
         AUTHORIZED OFFICER




/s/ Robert Minto
Dr. ROBERT MINTO